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Dblaine Investment Trust

Dblaine Fund

Supplement dated September 27, 2010, to the Prospectus dated December 30, 2009 and amended August 4, 2010.

Effective September 22, 2010, the Fund's adviser, Dblaine Capital, LLC, has contractually agreed to limit the expenses of the Fund.  The adviser has agreed to waive its management fees and/or to make payments to limit Fund expenses, until September 30, 2011, so that the total annual operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses) of the Fund do not exceed 1.25% of average Fund assets attributable to Class A shares and 2.00% of average Fund assets attributable to Class C shares.  Additionally, the Fund has revised its estimate of other expenses for the current fiscal year.  The estimate of other expenses is higher than the estimate used at Fund formation because the Fund's assets have not increased as quickly as originally expected.

Consequently, the Fund's Prospectus is revised as follows:

The tables entitled FEES AND EXPENSES OF THE FUND are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses (1)	49.80%	49.80%
Total Annual Fund Operating Expenses	50.65%	51.40%
Fee Waiver and Reimbursement (2)	(49.40)%	(49.40)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.25%	2.00%
(1) Based on estimated amounts for the Fund’s current fiscal year.
(2) The Fund's adviser has contractually agreed to reduce fees and absorb expenses of the Fund until at least September 30, 2011.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.  Waivers and expense payments may be recouped by the adviser from the Fund, to the extent that overall expenses fall below specified limits, within three years of when the amounts were waived or recouped.

The table under the section entitled "Example" is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years
Class A	$621	$6,568
Class C	$203	$6,448

Additionally, the portion of the Fund's Prospectus entitled "Adviser" is revised to include the following after the first sentence of the second paragraph:

The adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, until September 30, 2011 so that the total annual operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses) of the Fund do not exceed 1.25% of average Fund assets attributable to Class A shares and 2.00% of average Fund assets attributable to Class C shares.  Waivers and expense payments may be recouped by the adviser from the Fund, to the extent that overall expenses fall below specified limits, within three years of when the amounts were waived or recouped.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated December 30, 2009, and each amended August 4, 2010.  These documents provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-800-628-4077 and by visiting www.dblaine.com.  You should retain this Supplement for future reference.